UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan L. Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 6th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1652
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period:  June 30, 2023

Item 1. Report to Stockholders.

(a)

Heitman US Real Estate Securities Fund

Institutional Class – HTMIX
Investor Class – HTMNX

Semi-Annual Report

June 30, 2023

HEITMAN US REAL ESTATE SECURITIES FUND

2023 Semi-Annual Review

In Heitman’s assessment, investors seem to currently be highly focused on the interplay between inflationary pressures and economic growth concerns.

During the first half of 2023, consumer price inflation in the US continued to decelerate rapidly but remained above the Federal Reserve’s (the “Fed”) target range. In May 2023, consumer prices were up 4% from a year earlier but down from a peak of 9.1% in June of 2022,1 the lowest rate of inflation since March 2021. In addition, prices were only up 0.1% from April 2023. In three of the last six months, the monthly increase was only 0.1%.

US GDP data from the first quarter of 2023 signalled a slowing of the US economy and an increased risk of recession, in our opinion. Real GDP grew from Q4 2022 to Q1 2023 at an annualized rate of only 1.1%. This was significantly slower than the growth rate of 2.6% in the previous quarter.2

In March 2023, a new risk emerged in the liquidation of Silvergate Capital Corp., followed by the receiverships of Silicon Valley Bank (“SVB”) and Signature Bank, which roiled markets and raised questions about the possibility of contagion in the banking sector and financial markets.3 Furthermore, the US economy faced a debt ceiling crisis during Q2 2023, which threatened to trigger a default on its obligations and disrupt the global financial system. A last-minute deal was reached to raise the debt limit until September 2023, averting a catastrophe but leaving uncertainty over the long-term fiscal outlook.4

During this time, the Fed began a slowdown of interest rate hikes. It did not raise rates in June 2023 after 15 consecutive months of increases,5 maintaining the targeted Fed funds rate at 5.0%-5.25%. In its commentary, the Fed indicated that at least two more increases are likely in the coming months, but they are mindful of the lagged effects of monetary policy changes. Other data points showed a notable slowdown in economic data points, with the US unemployment rate rising to 3.7% and industrial production falling 0.2%.6 At the same time, the US 10-year bond continued to rise, trading from 3.52% at the end of March to 3.84% in June 2023.7

REIT market review, 1H 2023

During the first half of 2023, the FTSE NAREIT Equity REITs Total Return Index gained 5.37%.8

Within the REIT sector, the best-performing subsectors included digital infrastructure (up 10.57%), followed by industrial (up 9.70%), storage (up 9.25%) and residential (up 9.22%). The diversified sector, with an index weight under 1%, lagged the most, falling 43.00%, followed by office (-14.04%), triple net (-3.98%) and Specialty (-0.58%).

The relative performance of data centers benefited from stronger demand for their services, driven by e-commerce and cloud computing.9 Equinix Inc (up 20.85%) reported first quarter 2023 results, announcing a 15% increase in

[1]	https://www.bls.gov/news.release/pdf/cpi.pdf
[2]	https://www.bea.gov/sites/default/files/2023-04/gdp1q23_adv.pdf
[3]	https://www.fdic.gov/news/press-releases/2023/pr23016.html
[4]	Debt ceiling crisis: How a US default would ricochet around the world | CNN Business
[5]	https://www.federalreserve.gov/newsevents/pressreleases/monetary20230614a.htm
[6]	Bloomberg Inc. data retrieved 3 July 2023.
[7]	https://ycharts.com/indicators/10_year_treasury_rate#:~:text=10%20Year%20Treasury%20Rate%20is%20 at %204.08%25%2C%20compared%20to
%204.01,long%20term%20average%20of%204.26%25.
[8]	All performance is quoted in US Dollars.
[9]	3 Data Center REITs With Attractive Dividends (msn.com)

HEITMAN US REAL ESTATE SECURITIES FUND

revenue (to $2.0 billion) compared to Q1 2022. The company has achieved 81 consecutive quarters of revenue growth and raising guidance.10,11 Equinix attributed its strong performance to the continued demand for its services, driven by digital transformation trends and the need for low-latency connectivity.

Following this theme, Digital Realty Trust, Inc. gained 16.20% but was also boosted due to news that an unlisted peer, Allied Properties, announced it is selling its downtown data center portfolio in Toronto to KDDI (a Japanese telecom provider) for $1.35 billion.12 While limited financial terms were disclosed for the deals, Heitman’s channel checks indicate the cap rate of the deal was likely sub-5%.

In the storage sector, Extra Space Storage Inc. (+3.33%) announced it was acquiring Life Storage, Inc. (which gained 31.72%) in an all-share deal valued at $12.7 billion that will result in the combined company becoming the largest US self-storage space operator by store count.13 This comes two months after Life Storage, Inc turned down an $11 billion all-share takeover offer from rival Public Storage Inc.14

Weakness in the office sector returns was, in our opinion, influenced by negative news flow, with Columbia Property Trust (unlisted) defaulting on $1.7 billion of floating-rate loans across its New York, San Francisco, Boston, and Jersey City portfolio15 and news that Credit Suisse, Signature Bank, and First Republic occupy around two million square feet (“msf”) of office space in New York, which may become vacant.16

In February, Brookfield defaulted on $784 million of loans connected to two office properties in Los Angeles.17 However, the sector was buoyed by news in June 2023 that SL Green Realty Corp., a REIT focused on New York, sold a 49.9% interest in 245 Park Avenue for a gross price of $2.0 billion, much higher than the implied trading price of the stock.18

Stocks in the triple net sector were generally weaker, in Heitman’s opinion, due to continued rising interest rates and the inability of many REITs to pass along rent increases. The best-performing stock, EPR Properties (“EPR”), gained 29.10%. During the second quarter, EPR beat earnings estimates, with a surprising funds from operations (“FFO”) per share of 4.84%19 and restructured lease agreements with bankrupt tenant Regal Cinemas.20 At the other end, Global Net Lease, Inc. fell 12.95%. The REIT is 40% exposed to the office sector, and in May 2023, it announced an all-stock merger with Necessity Retail REIT Inc.21

According to Bloomberg data, REIT equity issuance in the first half of 2023 totaled just over $19 billion.22 VICI Properties Inc tapped the market twice, raising $2.5 billion to fund further acquisitions.23 The company closed its

[10]	EQIX-2023-05-06.pdf (suredividend.com)
[11]	Equinix Reports First-Quarter 2023 Results
[12]	https://ca.sports.yahoo.com/news/allied-properties-selling-toronto-data-105735783.html
[13]	Extra Space Storage to Combine With Life Storage in $12.7 Billion Deal – WSJ
[14]	https://content.mailplus.nl/m15/docs/user315100536/29959/Market_Update_0223.pdf
[15]	Columbia REIT Defaults on $1.7B of Office Portfolio Loans | GlobeSt
[16]	Credit Suisse, Signature Bank, First Republic Have Sweeping NYC Office Footprints (bisnow.com)
[17]	Brookfield Defaults on Los Angeles Office Tower Loans (therealdeal.com)
[18]	https://slgreen.gcs-web.com/news-releases/news-release-details/sl-green-announces-sale-499-interest-245-park-avenue
[19]	EPR Properties (EPR) Beats Q1 FFO and Revenue Estimates (yahoo.com)
[20]	https://www.businesswire.com/news/home/20230628969070/en/EPR-Properties-Announces-Comprehensive-Restructuring-Agreement-and-Master-Lease-with-Regal-Cinemas-Management-to-Host-Conference-Call
[21]	https://s1.q4cdn.com/858112953/files/doc_presentations/2023/05/23/GNL-05-23-2023-Investor-Deck.pdf
[22]	Bloomberg, Inc. data retrieved 3 July 2023
[23]	VICI Properties – VICI Properties Inc. Announces Public Offering of Common Stock

HEITMAN US REAL ESTATE SECURITIES FUND

acquisition of the remaining 49.9% stake in a joint venture which owns MGM Grand Las Vegas and Mandalay Bay Resort from Blackstone Real Estate Income Trust, Inc. for $1.27 billion.24 Welltower Inc., which gained 13.69%, offered investors $2.5 billion, American Homes 4 Rent raised $1.0 billion for new acquisitions.25 In other notable capital issuances, Healthpeak Properties Inc. raised $1.5 billion, Rexford Industrial Realty, Inc. raised $2.0 billion.26

Fund Performance

The Heitman US Real Estate Securities Fund Institutional Class and Investor Class delivered returns of 5.30% and 5.07% while the Fund’s benchmark, the FTSE NAREIT Equity REITs Total Return Index, had a return of 5.37% during the first half of 2023.

Underweighting the office sector contributed the most to relative returns on factors mentioned above. Boston Properties Inc, the largest stock in the sector and held overweight, added the most.

Healthcare REITs also added to relative returns, with Welltower Inc, Healthpeak Properties Inc, and Medical Properties Trust Inc all adding to performance. In Heitman’s assessment, the former benefited from investment bank price and earnings upgrades, with management teams citing increased occupancy in the former’s senior housing portfolio and reducing cost pressures leading into Q1 2023 results.27 The REIT recorded same-store revenue exceeding 10% for the fourth consecutive quarter at the results, driven by continued occupancy gains and solid rate growth.28

Medical Properties Trust, Inc. fell 11.17% in the quarter and detracted the most. Early in the half, news circulated that a litigation firm announced an investigation into claims the company breached securities laws even after announcing that it was collecting 100% of the rent accrued from a bankrupt tenant.29,30 Later, the REIT rallied after, according to press reports, financially challenged tenant Prospect Medical Holdings, recapitalized with $375 million of new financings.31

Whilst the digital infrastructure sector gained the most, fund-level relative performance lagged through off-benchmark ownership of tower companies American Tower Corp, SBA Communications and Crown Castle International Corp.

Industrial stock selection also detracted from relative returns, mostly in the fund’s holdings of Terreno Realty Corp which gained 7.07% and lagged the sub-sector’s return. It purchased four 100% leased industrial assets in Newark and California for $186 million at a cap rate of 4.6% during Q2 2023.32 Prologis Inc, (+10.35%) added to relative returns modestly, and announced late in the half it was acquiring a 14 million square feet industrial portfolio in a $3.1 billion deal.33 According to the company, the acquisition, funded largely by debt, was set at a price representing a 4% cap rate in the first year and a 5.75% cap rate when adjusting to current market rents.

[24]	VICI Properties buys Blackstone REIT’s stake in MGM Grand, Mandalay Bay hotels | Seeking Alpha
[25]	https://investors.amh.com/financials/sec-filings/sec-filings-details/default.aspx?FilingId=16722250
[26]	Bloomberg LLP, date retrieved 2 July 2023
[27]	Why Welltower Stock Rallied More Than 10% in April | The Motley Fool
[28]	Investor Presentation (welltower.com)
[29]	https://www.businesswire.com/news/home/20230227005761/en/
[30]	https://finance.yahoo.com/news/medical-properties-trust-announces-pipeline-211500557.html?guccounter=1&guce_
[31]	https://finance.yahoo.com/news/medical-properties-trust-announces-prospect-220100351.html
[32]	Terreno Realty Corporation Acquires Property in Newark, CA for $186.0 Million – Terreno Realty Corporation
[33]	https://ir.prologis.com/press-releases/detail/963/prologis-to-acquire-14msf-blackstone-industrial-portfolioD

HEITMAN US REAL ESTATE SECURITIES FUND

Outlook

As of the end of June, according to investment bank, Bank of America Securities, REITs traded at 83% of NAV, below their long-term average of 98%. REITs traded at an adjusted funds from operations (“AFFO”) multiple of 17.2x vs. the long-term average of 17.1x. The distribution rate for REITs is 4.40%, +55 bps above the 10-year treasury yield of 3.84%, and an implied cap rate of 6.1%.

In line with previous months, in our view, the outlook for real estate and REITs remains mixed, with direct real estate transactions weak in the office sector but positive in the open-air retail and data center sectors. Some of the apartment REITs have recently raised guidance, but we have concerns about building supply in certain markets.

REITs have strong operational performance and balance sheets and are well-positioned to navigate economic and market uncertainty.34 Retail REITs are expected, in our opinion, to be able to largely backfill some of the vacancies from Bed Bath and Beyond’s bankruptcy. Management teams have commented on strong interest in the spaces from other retailers at higher rents, and data center space may grow due to the increasing use of artificial intelligence. We are concerned about declining container volumes in the industrial sector and the effect this may have on industrial market rent growth, particularly in the west coast market.

Overall, Heitman remains focused on the opportunities presented in these volatile markets by focusing on stocks with identifiable catalysts and strong secular trends. We continue to focus on higher-quality assets and strong balance sheets while taking risks where lower-quality opportunities arise.

Disclosures

−	Past performance is no guarantee of future results.

−	The firm uses Bloomberg as its source for research, economic information and market data.

−	The performance information in the preceding Commentary does not reflect the performance of any fund, product or account managed or serviced by Heitman.

−
The FTSE NAREIT Equity REITs Total Return Index is a free float-adjusted market capitalization-weighted index of US equity REITs. Constituents of the index include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgage, timber, or infrastructure REITs.

−	Basis points are one-hundredth of one percent, for example, 0.37% is 37 basis points.

−	Implied cap rate is derived by the formula of the net operating income divided by the market capitalization.

−	The views and opinions in the preceding Commentary are as of the date of publication and are subject to change.

[34]	REIT Market Outlook 2023 | NAREIT

HEITMAN US REAL ESTATE SECURITIES FUND

−
Mutual fund investing involves risk; principal loss is possible. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

−	There is no guarantee that any market forecast set forth in this presentation will be realized.

−
This material should not be relied upon as investment advice, does not constitute a recommendation to buy or sell a security or other investment and is not intended to predict or depict performance of any investment.

−	Commentary not to be re-distributed without permission.

−	Quasar Distributors, LLC is the distributor of the Heitman US Real Estate Securities Fund and Heitman Real Estate Securities LLC is the investment adviser.

−	Must be preceded or accompanied by the Prospectus.

−
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

−
The Wilshire US Real Estate Securities Index (“Wilshire US RESI”) is a market capitalization weighted index of publicly traded real estate securities including REITs and REOCs. Beginning in January, 2005 the Wilshire US RESI is presented in the “float adjusted” version. Prior to January, 2005 the Wilshire US RESI was presented in the “full cap” version. The Indices are presented for illustrative purposes only and are not intended to imply Heitman’s past or future performance. The performance of the Indices assumes dividend reinvestment, but do not reflect transaction costs, advisory fees, custodian fees, trading costs and other costs of investment. Individuals cannot directly invest in any of the Indices described above.

HEITMAN US REAL ESTATE SECURITIES FUND

Expense Example (Unaudited)
June 30, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(6/30/2023)	(1/1/2023)	(6/30/2023)	(1/1/2023 to 6/30/2023)
Institutional Class
Actual(2)	0.77%	$1,000.00	$1,053.00	$3.92
Hypothetical (5% annual
return before expenses)	0.77%	$1,000.00	$1,020.98	$3.86

Investor Class
Actual(2)	1.02%	$1,000.00	$1,050.70	$5.19
Hypothetical (5% annual
return before expenses)	1.02%	$1,000.00	$1,019.74	$5.11

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 181/365 to reflect its six-month period.
(2)	Based on the actual returns for the period from January 1, 2023 through June 30, 2023 of 5.30% and 5.07% for the Institutional Class and Investor Class, respectively.

HEITMAN US REAL ESTATE SECURITIES FUND

Allocation of Portfolio (Unaudited)(1)
As of June 30, 2023
(% of Net Assets)

Top 10 REIT Holdings (Unaudited)(1)
As of June 30, 2023
(% of Net Assets)
Prologis, Inc.	13.46%
Equinix, Inc.	6.19%
Welltower, Inc.	5.97%
Digital Realty Trust, Inc.	5.87%
Extra Space Storage, Inc.	4.77%
Realty Income Corp.	4.53%
AvalonBay Communities, Inc.	4.45%
Kimco Realty, Corp.	4.43%
Ventas, Inc.	3.95%
Public Storage	3.75%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

HEITMAN US REAL ESTATE SECURITIES FUND

Schedule of Investments (Unaudited)
June 30, 2023

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) – 99.13%
Diversified REITs – 0.59%
CTO Realty Growth, Inc.	15,347	$263,048

Health Care REITs – 12.30%
Medical Properties Trust, Inc.	70,208	650,126
Physicians Realty Trust	29,461	412,159
Ventas, Inc.	37,350	1,765,535
Welltower, Inc.	32,991	2,668,642
		5,496,462
Hotel & Resort REITs – 3.34%
Park Hotels & Resorts, Inc.	31,257	400,715
Ryman Hospitality Properties, Inc.	11,770	1,093,668
		1,494,383
Industrial REITs – 14.91%
EastGroup Properties, Inc.	1,883	326,889
Prologis, Inc.	49,054	6,015,492
Terreno Realty Corp.	5,345	321,234
		6,663,615
Office REITs – 3.07%
Alexandria Real Estate Equities, Inc.	3,392	384,958
Boston Properties, Inc.	11,058	636,830
Highwoods Properties, Inc.	14,605	349,206
		1,370,994
Other Specialized REITs – 0.76%
VICI Properties, Inc.	10,794	339,255

Residential REITs – 17.69%
AvalonBay Communities, Inc.	10,509	1,989,039
Camden Property Trust	6,253	680,764
Centerspace	10,131	621,638
Essex Property Trust, Inc.	6,780	1,588,554
Invitation Homes, Inc.	45,346	1,559,903
Sun Communities, Inc.	10,894	1,421,231
UDR, Inc.	1,065	45,752
		7,906,881

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2023

	Shares	Value
Retail REITs – 18.40%
Agree Realty Corp.	14,857	$971,499
Kimco Realty Corporation	100,439	1,980,657
Kite Realty Group Trust	35,501	793,093
NETSTREIT Corp.	43,833	783,296
Realty Income Corp.	33,870	2,025,087
Simon Property Group, Inc.	8,415	971,764
Urban Edge Properties	45,182	697,158
		8,222,554
Specialized REITs – 28.07%
American Tower Corporation	8,390	1,627,157
Digital Realty Trust, Inc.	23,052	2,624,931
EPR Properties	5,594	261,799
Equinix, Inc.	3,530	2,767,308
Extra Space Storage, Inc.	14,325	2,132,276
Gaming and Leisure Properties, Inc.	30,048	1,456,126
Public Storage	5,744	1,676,559
		12,546,156
TOTAL REITs
(Cost $44,485,046)		44,303,348

SHORT TERM INVESTMENTS – 0.59%
Money Market Fund – 0.59%
First American Treasury Obligations Fund, Class X, 5.04% (a)	262,748	262,748
Total Short-Term Investments
(Cost $262,748)		262,748
Total Investments
(Cost $44,747,794) – 99.72%		44,566,096
Other Assets In Excess of Liabilities – 0.28%		123,158
TOTAL NET ASSETS – 100.00%		$44,689,254

(a)	The rate quoted is the annualized seven-day yield as of June 30, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2023

ASSETS:
Investments, at value (Cost $44,747,794)	$44,566,096
Dividends and interest receivable	168,318
Prepaid expenses and other receivables	22,252
Total assets	44,756,666

LIABILITIES:
Payable for fund administration and fund accounting fees	22,919
Payable for transfer agent fees and expenses	9,952
Payable for custodian fees	3,330
Payable for compliance fees	2,394
Payable to the Adviser	2,065
Distribution fees payable	161
Accrued expenses and other liabilities	26,591
Total liabilities	67,412
NET ASSETS	$44,689,254

NET ASSETS CONSIST OF:
Paid-in capital	56,356,797
Total accumulated losses	(11,667,543)
Total net assets	$44,689,254

	Institutional	Investor
	Class Shares	Class Shares
Net assets	$44,639,009	$50,245
Shares issued and outstanding(1)	4,702,921	5,310
Net asset value, offering, and redemption price per share(2)	$9.49	$9.46

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% may be charged on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2023

INVESTMENT INCOME:
Dividend income	$1,491,647
Interest income	29,747
Total investment income	1,521,394

EXPENSES:
Investment advisory fees (See Note 3)	275,196
Fund administration and fund accounting fees (See Note 3)	66,852
Transfer agent fees (See Note 3)	33,216
Federal and state registration fees	24,840
Legal fees	13,285
Audit fees	11,405
Custodian fees (See Note 3)	8,890
Compliance fees (See Note 3)	8,318
Trustees’ fees (See Note 3)	5,169
Sub-transfer agent fees – Institutional Class	4,825
Reports to shareholders	1,329
Distribution fees – Investor Class (See Note 5)	65
Other	7,422
Total expense before waiver/reimbursement	460,812
Less: Expense waiver/reimbursement by Adviser (See Note 3)	(88,991)
Net expenses	371,821
NET INVESTMENT INCOME	1,149,573

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(5,983,672)
Net change in unrealized appreciation on investments	6,982,270
Net realized and change in unrealized gain on investments	998,598
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,148,171

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2023	For the Year Ended
	(Unaudited)	December 31, 2022
OPERATIONS:
Net investment income	$1,149,573	$2,344,953
Net realized loss on investments	(5,983,672)	(4,451,635)
Change in unrealized appreciation (depreciation) on investments	6,982,270	(36,441,010)
Net increase (decrease) in net assets resulting from operations	2,148,171	(38,547,692)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings
Institutional Class	(1,311,774)	(5,102,087)
Investor Class	(963)	(2,524)
From return of capital
Institutional Class	—	(61,243)
Investor Class	—	(33)
Total distributions to shareholders	(1,312,737)	(5,165,887)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions(1)	(62,266,300)	(2,204,981)

NET DECREASE IN NET ASSETS	(61,430,866)	(45,918,560)

NET ASSETS:
Beginning of period	106,120,120	152,038,680
End of period	$44,689,254	$106,120,120

(1)	A summary of capital share transactions is as follows:

	Six Months Ended June 30, 2023 (Unaudited)		For the Year Ended December 31, 2022
SHARE TRANSACTIONS:
Institutional Class	Shares	Amount	Shares	Amount
Issued	144,893	$1,422,101	132,021	$1,319,987
Issued to holders in reinvestment of dividends	121,459	1,083,548	499,558	4,895,443
Redeemed	(7,076,061)	(64,762,867)	(794,425)	(8,467,228)
Net decrease in Institutional Class	(6,809,709)	$(62,257,218)	(162,845)	$(2,251,798)
Investor Class
Issued	1	$9	4,181	$50,350
Issued to holders in reinvestment of dividends	108	963	264	2,558
Redeemed	(1,022)	(10,054)	(517)	(6,090)
Net increase in Investor Class	(913)	(9,082)	3,928	46,817
Net decrease in shares outstanding	(6,810,622)	$(62,266,300)	(158,918)	$(2,204,981)

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Financial Highlights

	Six Months Ended
	June 30, 2023	Year Ended December 31,
	(Unaudited)	2022	2021	2020		2019	2018(1)
Institutional Class

PER SHARE DATA(2):
Net asset value,
beginning of period	$9.21	$13.02	$10.03	$10.71		$9.21	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)	0.11	0.20	0.13	0.16		0.15	0.27
Net realized and unrealized
gain (loss) on investments	0.37	(3.55)	4.11	(0.64)		2.08	(0.61)
Total from investment operations	0.48	(3.35)	4.24	(0.48)		2.23	(0.34)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.19)	(0.17)	(0.18)		(0.19)	(0.14)
Net realized gains	—	(0.26)	(1.08)	(0.02)		(0.54)	(0.28)
Return of capital	—	(0.01)	—	(0.00	)(4)	—	(0.03)
Total distributions	(0.20)	(0.46)	(1.25)	(0.20)		(0.73)	(0.45)
Redemption fees	—	—	—	—		—	0.00	(4)
Net asset value, end of period	$9.49	$9.21	$13.02	$10.03		$10.71	$9.21

TOTAL RETURN(5)	5.30%	-25.90%	43.09%	-4.28%		24.50%	-3.52%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (in thousands)	$44,639	$106,063	$152,009	$108,256		$43,591	$16,880
Ratio of gross expenses
to average net assets:
Before expense waiver/
reimbursement(6)	0.95%	0.88%	0.87%	1.29%		1.45%	3.40%
After expense waiver/
reimbursement(6)	0.77%	0.77%	0.77%	0.77%		0.77%	0.48	%(7)
Ratio of net investment income to
average net assets(6)	2.38%	1.88%	1.07%	1.65%		1.39%	2.67%
Portfolio turnover rate(5)(8)	75%	105%	122%	216%		149%	148%

(1)	Inception date of the Fund was January 1, 2018.
(2)	For an Institutional Class share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Amount per share is less than $0.005.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	The effect of the voluntary expense reimbursement on an Institutional Class share as of December 31, 2018 was 0.285%.
(8)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Financial Highlights

	Six Months Ended
	June 30, 2023	Year Ended December 31,
	(Unaudited)	2022	2021	2020		2019	2018(1)
Investor Class

PER SHARE DATA(2):
Net asset value,
beginning of period	$9.19	$12.99	$10.01	$10.70		$9.20	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)	0.10	0.17	0.10	0.13		0.13	0.20
Net realized and unrealized
gain (loss) on investments	0.35	(3.54)	4.10	(0.64)		2.08	(0.57)
Total from investment operations	0.45	(3.37)	4.20	(0.51)		2.21	(0.37)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.16)	(0.14)	(0.16)		(0.17)	(0.12)
Net realized gains	—	(0.26)	(1.08)	(0.02)		(0.54)	(0.28)
Return of capital	—	(0.01)	—	(0.00	)(4)	—	(0.03)
Total distributions	(0.18)	(0.43)	(1.22)	(0.18)		(0.71)	(0.43)
Net asset value, end of period	$9.46	$9.19	$12.99	$10.01		$10.70	$9.20

TOTAL RETURN(5)	5.07%	-26.03%	42.78%	-4.51%		24.22%	-3.86%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (in thousands)	$50	$57	$30	$18		$11	$9
Ratio of gross expenses
to average net assets:
Before expense waiver/
reimbursement(6)	1.20%	1.13%	1.12%	1.52%		1.70%	12.23%
After expense waiver/
reimbursement(6)	1.02%	1.02%	1.02%	1.02%		1.02%	0.73	%(7)
Ratio of net investment income to
average net assets(6)	2.13%	1.63%	0.82%	1.42%		1.14%	2.07%
Portfolio turnover rate(5)(8)	75%	105%	122%	216%		149%	148%

(1)	Inception date of the Fund was January 1, 2018.
(2)	For an Investor Class share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Amount per share is less than $0.005.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	The effect of the voluntary expense reimbursement on an Investor Class share as of December 31, 2018 was 0.285%.
(8)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited)
June 30, 2023

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Heitman US Real Estate Securities Fund (the “Fund”) is a “non-diversified company” as that term is defined in the 1940 Act. Investment advisory services are provided to the Fund by Heitman Real Estate Securities, LLC (the “Adviser”), pursuant to the Investment Advisory Agreement (the “Advisory Agreement”). The Adviser’s parent company is Heitman LLC. The Adviser may be deemed to be controlled by KE I LLC, a Delaware limited liability company that is 100% owned by and controlled by the employees of Heitman LLC.

The primary investment objective of the Fund seeks to achieve long-term total return. The Fund commenced operations on January 1, 2018. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Institutional Class and Investor Class. Neither class of shares have any front-end sales loads or deferred sales charges; however, both classes have a 1.00% redemption fee on shares held 30 days or less. Investor Class shares are subject to a distribution fee and a shareholder servicing fee of up to 0.25% and 0.15% of average daily net assets, respectively. Institutional Class shares are not subject to a distribution fee or shareholder servicing fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution and shareholder servicing fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open–end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset value (“NAV”) per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of June 30, 2023:

Investments at Fair Value(1)	Level 1	Level 2	Level 3	Total
Assets
REITs	$44,303,348	$—	$—	$44,303,348
Short-Term Investments	262,748	—	—	262,748
Total	$44,566,096	$—	$—	$44,566,096

(1)	Please refer to the Schedule of Investments to view Common Stock and REITs segregated by sub-industry type.

During the period ended June 30, 2023, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B. REITs – Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property. As well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for preferential tax treatment of their income under the Internal Revenue Code of 1986, as amended (the “Code”), or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

•
Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

•
Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

•
Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

•
Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

•
Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•
Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

•	Credit Risk. Real estate investment trusts may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

•
Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

•
Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

•
REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such a company.

C. Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

D. Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

E. Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

F. Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Dividends received from the Fund’s investment in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Fund shareholder may represent a return of capital. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the effective interest method.

G. Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at up to 0.25% of average daily net assets of Investor Class shares (See Note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.15% of average daily net assets of Investor Class shares (See Note 5). Sub-transfer agent fees are allocated to the Institutional Class. Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

H. Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

I. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

J. Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to the Advisory Agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.57% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding distribution fees – Investor Class (See Note 5), shareholder servicing fees – Investor Class (See Note 5), acquired fund fees and expenses, front-end or contingent deferred loads, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs, other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.77% of the Fund’s average daily net asset value. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. Fees voluntarily waived are not subject to recoupment and will be absorbed by the Adviser. The Operating Expenses Limitation Agreement is in effect and cannot be terminated through April 30, 2030. Thereafter, the agreement may be terminated any time upon 60 days written notice and approval by the Board and the Adviser, with consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
July 2023 to December 2023	$107,177
January 2024 to December 2024	$137,714
January 2025 to December 2025	$143,024
January 2026 to December 2027	$ 88,991

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended June 30, 2023, are disclosed in the Statement of Operations.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

As of December 31, 2022, the Fund’s most recently completed fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments*	$114,045,041
Gross unrealized appreciation	$2,628,931
Gross unrealized depreciation	(10,793,930)
Net unrealized depreciation	(8,164,999)
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Other accumulated loss	(4,337,978)
Total accumulated losses	$(12,502,977)

*	Represents cost for federal income tax purposes and differs from cost for financial reporting purposes due to wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31. The Fund has $4,337,978 in late year losses.

Distributions to Shareholders – The Fund distributes net investment income quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2022, the following table shows the reclassifications made:

Accumulated Loss	Paid-in-Capital
$(41,062)	$41,062

The tax character of distributions paid for the period ended June 30, 2023 and the year ended December 31, 2022 were as follows:

	Ordinary Income*	Long-Term Capital Gain	Return of Capital	Total
2023	$1,312,737	$ —	$ —	$1,312,737
2022	$4,017,777	$1,086,834	$61,276	$5,165,887

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to the Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Board will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Board of the Trust who are not interested persons. Continuation of the Plan is considered by the Board no less frequently than annually. For the period ended June 30, 2023, the Investor Class incurred expenses of $65 pursuant to the Plan.

In addition, pursuant to a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Fund, the Adviser is authorized to engage financial institutions, securities dealers and other industry professionals (each a “Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.15% of the average daily net asset value of the Investor Class of the Fund’s shares. For the year period ended June 30, 2023 the Investor Class did not incur any expenses under the plan.

Payments made under the Shareholder Servicing Plan shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Fund shares may be affected, and other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem fund shares; (iv) verifying and

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

guaranteeing shareholder signatures in connection with orders to purchase or redeem fund shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above.

Distribution and shareholder servicing fees are not subject to the Operating Expenses Limitation Agreement (See Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expenses Limitation Agreement rate of 0.77% for the Investor Class shares.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2023, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	77,119,469	138,059,022

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2023, two beneficial ownership accounts owned 88.66% of the outstanding shares of the Fund.

8.  OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

HEITMAN US REAL ESTATE SECURITIES FUND

Additional Information (Unaudited)
June 30, 2023
AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-888-799-2944.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-799-2944. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-799-2944, or (2) on the SEC’s website at www.sec.gov.

HEITMAN US REAL ESTATE SECURITIES FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Heitman Real Estate Securities, LLC
110 North Wacker Drive, Suite 4000
Chicago, IL 60606

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20036

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-888-799-2944.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Series Portfolios Trust

By (Signature and Title)*                        /s/ Ryan L. Roell
Ryan L. Roell, President

Date     9/5/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                        /s/ Ryan L. Roell
Ryan L. Roell, President

Date     9/5/2023

By (Signature and Title)*                        /s/ Cullen O. Small
Cullen O. Small, Treasurer

Date     September 5, 2023

* Print the name and title of each signing officer under his or her signature.